UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07639

T. Rowe Price Institutional Equity Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Item 1. Report to Shareholders

Institutional Large-Cap Core Growth Fund	June 30, 2014

Highlights

  Large-cap growth stocks generated moderate performance in 2014’s first half with value stocks outperforming growth shares by a notable margin.

  The fund returned 2.99% in the six months ended June 30, 2014, trailing its benchmarks.

  The portfolio’s performance benefited from gains in health care and energy, but several of our large holdings in information technology and consumer discretionary generated underwhelming results.

  We believe that many of our high-quality, large-cap growth companies are positioned to perform well even if the economy experiences only a modest recovery.

The views and opinions in this report were current as of June 30, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Large-Cap Core Growth Fund

Dear Investor

After a lackluster start to the year, stocks generated moderate gains in the first half of 2014. This performance was noteworthy given it came on top of substantial stock market appreciation in 2013 and over the past several years. Our results suffered from the disappointing performance of several large holdings in the consumer discretionary sector and, to a lesser extent, in the information technology area. Additionally, growth stocks in the Russell 1000 Index underperformed their value counterparts by a notable margin.

Performance Review

The Institutional Large-Cap Core Growth Fund returned 2.99% in the first half of 2014, underperforming the S&P 500 Index, the Lipper Large-Cap Growth Funds Index, and the Russell 1000 Growth Index. The portfolio’s underperformance relative to the S&P 500, as outlined in greater detail below, was largely driven by lackluster performance of several large holdings in the consumer discretionary sector and, to a lesser extent, in the information technology area. Several of these lagging stocks were strong performers in the prior year. As shown in the Growth of $1 Million chart on page 9, the fund’s 10-year return outpaced the S&P 500 and the Russell 1000 Growth Index.

Your fund also continued to compare very favorably with its competitors. Lipper ranked the Institutional Large-Cap Core Growth Fund in the top decile of its large-cap growth funds universe for the three- and five-year periods and in the top quartile for the 1- and 10-year periods ended June 30, 2014. (Based on cumulative total return, Lipper ranked the Institutional Large-Cap Core Growth Fund 136 of 721, 22 of 607, 30 of 540, and 83 of 378 funds in the large-cap growth funds universe for the 1-, 3-, 5-, and 10-year periods ended June 30, 2014, respectively. Past performance cannot guarantee future results.)

The U.S. economy overcame a significant 2.9% weather-related gross domestic product contraction in the first quarter and has notched solid job growth in recent months, including 288,000 jobs in the most recent employment report. Improving job growth has been accompanied by brisk auto sales and strong consumer confidence, but housing sales have not been as robust as some had projected.

However, there were a number of crosscurrents that contributed to weak equity performance earlier in the year as well as underperformance by many growth stocks. There is some evidence of slowing in sectors of China’s economy. Greater congressional scrutiny of pricing for certain biotech products led to some weakness in selected biotech stocks. Competitive intensity between several large Internet and technology companies contributed to volatility. Geopolitical risks were also a significant concern with unrest in Ukraine and significant military action being pursued by several groups in Iraq that could disrupt global oil supplies.

While we believe that there is an unusual amount of uncertainty in the current environment, there are reasons to be constructive and even optimistic. There are unmistakable signs of improvement in various sectors of the U.S. economy. Tax receipts from this growth, and even a modest improvement in spending discipline, could improve the budget deficit picture. We would emphasize that the valuation of the overall stock market has moved up substantially. Although the sharp correction in many highly valued growth stocks in March and April made selected stocks more attractive, some of those stocks have rebounded, and their valuations again seem excessive. This is perhaps the greatest impediment to continued stock gains and certainly argues that the current year is unlikely to repeat the strong performance of 2013. However, a combination of reasonable valuations for selected stocks, rising but still favorable interest rates, and improving corporate profits could offset various risks and drive continued positive stock performance.

Market Environment

The U.S. economy has shown improvement with housing, auto, and retail sales evidencing a recovery that appears to be gaining steam. Job creation has also begun to show improvement with over 200,000 nonfarm payroll jobs being created in several recent monthly employment reports, and the unemployment rate fell to 6.1% in the most recent report. However, labor force participation continues to be depressed at 62.8%, and wage growth is also growing relatively slowly, although this could have a salutary effect on inflation. Growth in many emerging economies has been inconsistent or moderating from solid levels. For example, China and particularly Brazil have experienced slowing growth, with recent data showing meaningful slowing in China’s residential construction sector. Although some European economies continue to struggle, this region has probably shown the most improvement relative to subdued expectations.

Fortunately, the very vexing budget conditions in several states and at the federal level have shown some improvement. However, economic projections support the idea that government expenditures will need to moderate in order to create a more manageable budget deficit. If interest rates increase, servicing the large amount of government debt will be more onerous. Consequently, we are hoping there is continued progress made on bipartisan solutions to reduce deficits, and we will be monitoring discussions and government actions in this area carefully (although it is unlikely that any major initiatives will occur until after the November midterm elections).

We view the process of the Federal Reserve tapering of its asset purchases as a favorable indicator that the economic recovery is on a more solid footing. While the supporters and detractors of the Affordable Care Act, also known as Obamacare, certainly differ on its merits, it appears that its implementation will certainly create challenges. President Obama has extended waivers for certain employers to comply with parts of the mandate, and insurance companies have also been given incentives or accommodations to promote the coverage of greater numbers of participants. It will take time to know whether its objectives can be achieved without costs and disruption that could hamper economic growth. We have also noted that geopolitical risks are probably as great as we have seen in the last few decades. Egypt, Syria, Iran, Iraq, and Turkey, but also countries in the Western Hemisphere, such as Brazil, have experienced a notable amount of internal strife.

While recognizing the many challenges facing investors, we also want to be clear that there are several powerful positives and solid potential rewards in many stocks. Strong revenue growth; improved efficiency and margins; and, ultimately, robust corporate earnings are being generated despite capital expenditures that remain subdued. As overall demand improves, corporate earnings could be vibrant. Many companies have free cash flow yields approaching 10%, which is favorable relative to the yield on 10-year Treasury notes. However, some stocks have performed very well, and we want to be clear that the opportunity for continued gains is necessarily less substantial for selected stocks and the overall market at current price levels.

Portfolio Review

Many health care, energy, information technology, industrials and business services, and materials stocks performed well. Several holdings in the consumer discretionary area also posted gains; however, this sector generated mixed results overall, and our large allocation detracted from performance.

Despite significant volatility in the biotech sector stemming from increased congressional scrutiny on pricing, health care was a major positive for the fund. Gilead Sciences is a longtime holding that has generated strong earnings and stock performance. Its stock has been driven by biologics, including Sovaldi, which appears to eradicate hepatitis C. The disease affects well over 100 million people globally and often leads to cirrhosis of the liver and, ultimately, liver failure. Gilead has a leading position in the treatment of HIV infection, and it also has developed several products to treat various types of cancer. Biogen Idec performed quite well as the initial sales of Tecfidera, its new oral drug to treat multiple sclerosis (MS), appear to be quite strong. Avonex and Tysabri are other MS compounds sold by Biogen, and the company is the dominant provider of treatments for this chronic disease. Our holding in Alexion Pharmaceuticals rebounded due to diminishing concerns about European reimbursement for one of its key products used to treat kidney disease. Alexion has several other compounds coming on line, including asfotase alfa, which treats a rare metabolic bone disease. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Leading drug distributor McKesson consummated its purchase of Celesio, a large European medical distribution company. The acquisition should be accretive to earnings over time, and its stock has responded with solid performance that made it our largest health care contributor in the first half of 2014. Our longtime holding in Allergan produced robust gains as Valeant Pharmaceuticals International is working in concert with an investor group to acquire the company. While Allergan management has strongly resisted the overtures to date, we believe that the company is substantially more valuable than the current stock price, and this value could be realized via acquisition premium or by intensified efforts at the company to augment value. Covidien, a leading health care equipment and supplies provider, announced its plans to be acquired by Medtronic for a significant premium. This led to solid stock gains, but we believe the combined entity could continue to perform well given the substantial cost synergies and tax benefits as well as several promising products in both companies’ pipelines. Thermo Fisher Scientific has been a major winner for your fund, and its recent acquisition of Life Technologies appears to be accretive to earnings. Thermo continues to generate a substantial portion of its revenues from consumable scientific products that generate recurring revenue.

Our stock picking in the energy area was not stellar, but the sector produced the second-largest contribution to first-half performance. Pioneer Natural Resources and Concho Resources are leading exploration and production companies with substantial acreage in the prolific Permian basin in Texas. These companies have been held for several years and are at the forefront of the U.S. renaissance in energy production. They have many decades of shale oil reserves and generate rapid production growth, and both have among the lowest production costs of all producers. EQT is the former Equitable Gas Company with substantial gas reserves in the Marcellus shale formation in Pennsylvania and adjacent states. EQT also has an extensive gathering and distribution infrastructure in its midstream operations, which tends to generate resilient profitability regardless of commodity price fluctuations. EQT has been one of our most consistent performers over the past few years. Our patience with Schlumberger also paid off. This global giant, with dominant share in certain oil services markets, recently laid out impressive growth plans for the next several years. It has been repurchasing stock aggressively, and the market has begun to appreciate the company’s financial strength as well as its focus on margin improvement and durable growth.

In the information technology area, Facebook was our best contributor in the first half. The company operates the largest Internet social networking platform and appears to be managing the challenge posed by the growing use of mobile devices extraordinarily well. Premium video ads, Instagram (the photo-sharing service), and WhatsApp (the largest global mobile messaging app) each represent large revenue and profit growth opportunities. Chinese Internet leaders Baidu and Tencent Holdings also demonstrated proficiency in the area of serving mobile users more effectively. These companies are also using their dominant positions in search and instant messaging, respectively, to build rapidly growing franchises in social networking and e-commerce. Both stocks were substantial contributors to performance. Google also continued to be a strong contributor. We are impressed with the company’s array of products, including social, local, mobile, video and display, and its Chrome search engine and software product offerings. The company’s efforts to monetize YouTube and its Enhanced Campaigns offering, which allows advertisers to more easily analyze and deploy advertising across various media, have been particularly successful. We continue to think Google’s stock valuation is attractive.

Industrials and business services is an eclectic sector that produced a variety of winners. Airline leaders American Airlines and Delta Air Lines generated strong gains in profitability. While the airlines have performed quite well for the fund (especially Delta), we feel that the industry structure has improved substantially. Consolidation, capacity rationalization, and pricing discipline should drive rising earnings and free cash flow for an extended period. Union Pacific also generated solid gains. The railroads have been good stocks over a number of years as consolidation and improved management drove stronger efficiency and returns at several leading companies. Union Pacific was the standout, but we also notched solid gains in our relatively new position in Canadian Pacific Railway, which is also well managed. Our large position in Danaher produced solid gains. Wabtec is a high-quality industrial company with leadership positions in the construction and servicing of railroad and transit equipment. Its positive train control software is being widely implemented as safety becomes of increasing concern following several visible rail accidents.

Several stocks in the materials area were also solid performers. Sherwin-Williams has benefited from the housing recovery, and this high-quality company has more than 30 consecutive years of increased dividends. Ecolab is another high-quality company with an impressive record of durable growth. Its dominant share in cleaning systems and products has been augmented by acquisitions providing strong positions in water treatment and special chemistries for the energy area.

We generated mixed results from our consumer discretionary holdings, but there were several significant winners. Netflix, our largest contributor in the sector, is generating strong subscriber growth, and its international operations appear to be particularly well positioned to generate growth in users and improved operating profit margins. Tesla Motors continued to perform well. We have trimmed our position given the strong stock performance, but the company’s entry into new areas, including providing battery systems for the power grid, has risk but also potential worthy of careful scrutiny. Longtime holding O’Reilly Automotive continued to be a steady performer due to its leading position in the auto parts area. Ctrip.com International is a leading travel services provider in the burgeoning Chinese market. Although competition is increasing, Ctrip appears to be well positioned for strong growth. Chipotle Mexican Grill has been a holding for several years. Although its stock has been volatile, the company has generally performed well as investors appreciate its strong same-store sales growth and substantial expansion opportunity. Our large position in Priceline was also volatile but ultimately generated gains in the first half.

Our second-largest holding, Amazon.com, was the largest first-half performance detractor. The company has experienced some slowing in unit growth, and its spending in various areas, including international markets, continued to be robust and somewhat difficult to analyze. Fortunately, sales growth is still solid and gross profit in total and per unit is also growing substantially. Third-party sales and Amazon Web Services (the company’s cloud processing services for other companies) possess margins above the company average. As these businesses rapidly grow, they have propelled a meaningful recovery in gross margin for the company. While it will take time to discern whether all of the additional investment spending in China and on innovative products (such as the Fire TV and Fire wireless phone) will yield appropriate returns, we think the company is on a solid growth trajectory.

MasterCard and Visa were also major disappointments in the first half, especially because these companies have historically produced durable growth and good performance. While they continue to grow consistently, there are several new technologies that could challenge their dominance in the payment processing area. Also, the unrest in Ukraine as well as weakness in some emerging markets caused a notable slowing in cross-border transactions, which are quite profitable. While we acknowledge the competitive threats and note that there has been some modest slowing in their growth, we believe both companies are well positioned for solid growth.

Whole Foods Market was a major disappointment. We had trimmed our position, but we were not vigilant enough regarding a sharp increase in competitive intensity as firms such as Trader Joe’s and more traditional food retailers—including Wegmans, Walmart, and Kroger—increased their offerings of natural and organic food products. While we appreciate that Whole Foods has been responding to the competition for some time by lowering prices, we have made additional sales as we believe it could take some time before it is clear whether the company can produce the earnings growth incorporated into current consensus estimates.

Strategy: Major Purchases and Sales

Additions to existing holdings such as Wynn Resorts, Allergan, United Technologies, Amazon.com, Alexion Pharmaceuticals, Baidu, Priceline, Gilead Sciences, and McKesson were significant enough to be included in the 10 largest purchases for the past six months. We initiated a position in American Airlines, which has generated meaningful gains. As noted above, we believe consolidation and a related substantial improvement in capacity and pricing discipline in the airline industry could result in continued strong performance of airline stocks. Our analyst also believes that American Airlines management is strong and should be able to integrate the US Airways acquisition effectively and profitably.

There were two eliminations large enough to be included in the top 10 sales for the first half of 2014. We eliminated eBay because we became less confident in its efforts to drive consistent growth in its core business. We have also taken note of several strong competitors in the payment business that may cause PayPal to grow less rapidly. Our analyst also has deemphasized this name, particularly relative to several other Internet companies where we have greater confidence in the durability of growth. Franklin Resources was also eliminated. This was a difficult decision as we have held a position for many years, and we have respect for the management of this high-quality company. However, our analyst has emphasized other companies. There are legitimate concerns that its large Global Bond Fund and other significant fixed income products could be relatively disadvantaged in a period where interest rates rise and fixed income products become less popular.

Outlook

Unfortunately, the significant level of uncertainty that continues to challenge investors may persist. Stocks have appreciated substantially, and valuations of selected stocks are no longer attractive, in our view. The sharp gains experienced by stocks and fuller valuations are perhaps the greatest risk faced by investors and the most significant impediment to additional strong returns.

Although recent U.S. employment reports have been more encouraging, growth has slowed in several emerging economies, and the recent slowing in China and particularly Brazil are noteworthy given their size and importance in the global growth equation. While we have seen improvement in budget deficits and growth in Europe and the U.S., structural reform and spending reductions are almost certainly necessary. In addition to these fiscal actions, monetary policy will probably include more tapering and, ultimately, other actions that effectively tighten the accommodative monetary policy being pursued by most central banks.

We would also be quick to acknowledge that policy-making to address all of these situations is complex, risky, and unlikely to yield results that are unequivocally favorable. Said another way, all of the solutions have costs and also perhaps unintended consequences. One unintended and undesirable side effect could be a sharp or persistent rise in inflation. However, we must acknowledge that the subdued price of gold would support the view that inflation is not a major problem at this juncture. There are other complicating factors that may weigh on markets for some time. Unrest in Ukraine and conflicts in the Middle East (particularly in Iraq but also between Israel and Hamas in Gaza) could affect general global stability, and we have also taken note of the major protests that have occurred in Brazil. A potential downgrade of U.S. debt, instability in the dollar or other major currencies, and a sharp increase in interest rates constitute threats that must be carefully monitored. For these reasons (and several others), we regard the current environment as having more complexity and risk than is typical.

On balance, we continue to be constructive on the performance of stocks. While the challenges we have outlined will certainly require time to resolve, and test the patience of policymakers and investors, corporate earnings at selected companies could continue to impress, interest rates and inflation should remain at acceptable levels, and the valuations of many high-quality companies are reasonable.

Despite the uncertainty surrounding how effective fiscal and monetary actions will be in healing the economy, there are several things working in our favor:

1. Stocks historically have performed quite well following a lackluster period of performance. Essentially, we have experienced two major bear markets since 2000.

2. Recent market strength tempers the amount of potential appreciation, but stock valuations are compelling in relation to the very low level of interest rates. The spread between the earnings yield on stocks and the 10-year Treasury rate is very attractive in any historical context. The free cash flow yield of many companies exceeds 10% and implies attractive valuation, especially in the context of a 10-year Treasury note yield near 2.5%.

3. We believe that the high-quality, consistent-growth companies we seek to purchase are especially attractive and could conceivably do well even if the economy only experiences a modest recovery. Stringent expense management could also support rapid earnings growth if revenues begin to accelerate.

4. Many large-cap growth companies have solid balance sheets with record amounts of cash and strong capitalization. This should allow them to opportunistically invest in new products or businesses or make acquisitions as change creates dislocation.

5. Many of our holdings generate significant free cash flow. Shareholder-oriented management can use this cash to pay dividends, repurchase shares, or make value-added acquisitions.

We continue to strive to enhance returns in a difficult environment by investing in quality companies with durable, sustainable earnings and cash flow growth. We appreciate your continued confidence in this endeavor.

Respectfully submitted,

Larry J. Puglia
President and chairman of the fund’s Investment Advisory Committee

Thomas J. Huber
Investment Advisory Committee Member

July 17, 2014

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of Stock Investing

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Growth stocks can be volatile because these companies usually invest a high portion of earnings in their businesses, and earnings disappointments often lead to sharply falling prices. The value approach carries the risk that a security’s intrinsic value may not be recognized for a long time or that the stock may actually be appropriately priced.

Glossary

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as defined by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock’s market price with its book value, i.e., the company’s net worth divided by the number of outstanding shares.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Russell 1000 Growth Index: A market capitalization-weighted index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecast growth values.

Russell 1000 Index: A market capitalization-weighted index that tracks the performance of the 1,000 largest U.S. companies.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Large-Cap Core Growth Fund

Growth of $1 Million

This table shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses

The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Large-Cap Core Growth Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Large-Cap Core Growth Fund
June 30, 2014 (Unaudited)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended June 30, 2014. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 6/30/14	Value 12/31/13
T. Rowe Price Reserve Investment Fund, 0.06%	¤	¤	$ 3	$ 7,873	$ 3,982
T. Rowe Price Short-Term Reserve Fund, 0.05%	¤	¤	–^	–	–
Totals			$ 3	$ 7,873	$ 3,982

¤Purchase and sale information not shown for cash management funds.
^Excludes earnings on securities lending collateral, which are subject to rebates and fees as described in Note 3.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 7,873
Dividend income	3
Interest income	-
Investment income	$ 3
Realized gain (loss) on securities	$ -
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Large-Cap Core Growth Fund
June 30, 2014 (Unaudited)
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $918,385)	$	1,261,128
Receivable for investment securities sold		5,982
Dividends receivable		459
Receivable for shares sold		357
Cash		5
Other assets		26
Total assets		1,267,957
Liabilities		
Payable for investment securities purchased		8,839
Investment management fees payable		558
Payable for shares redeemed		326
Due to affiliates		8
Other liabilities		64
Total liabilities		9,795
NET ASSETS	**$**	**1,258,162**
Net Assets Consist of:		
Undistributed net investment income	$	880
Accumulated undistributed net realized loss		(8,225)
Net unrealized gain		342,743
Paid-in capital applicable to 52,900,793 shares of $0.0001 par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized		922,764
NET ASSETS	**$**	**1,258,162**
NET ASSET VALUE PER SHARE	**$**	**23.78**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Large-Cap Core Growth Fund
(Unaudited)
($000s)

6 Months Ended 6/30/14
Investment Income (Loss)	
Dividend income	$ 3,965
Expenses	
Investment management	2,933
Shareholder servicing	2
Prospectus and shareholder reports	16
Custody and accounting	80
Registration	40
Legal and audit	11
Directors	3
Proxy and annual meeting	4
Miscellaneous	9
Total expenses	3,098
Net investment income	867
Realized and Unrealized Gain / Loss	
Net realized gain (loss)	
Securities	13,866
Foreign currency transactions	(3)
Net realized gain	13,863
Change in net unrealized gain / loss on securities	18,469
Net realized and unrealized gain / loss	32,332
INCREASE IN NET ASSETS FROM OPERATIONS	**$ 33,199**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Large-Cap Core Growth Fund
(Unaudited)
($000s)

6 Months Ended 6/30/14	Year Ended 12/31/13
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 867	$ 1,405
Net realized gain	13,863	68,393
Change in net unrealized gain / loss	18,469	209,782
Increase in net assets from operations	33,199	279,580
Distributions to shareholders		
Net investment income	–	(1,443)
Capital share transactions*		
Shares sold	356,162	414,710
Distributions reinvested	–	1,293
Shares redeemed	(77,987)	(231,349)
Increase in net assets from capital share transactions	278,175	184,654
Net Assets		
Increase during period	311,374	462,791
Beginning of period	946,788	483,997
End of period	**$ 1,258,162**	**$ 946,788**
Undistributed net investment income	880	13
*Share information		
Shares sold	15,303	22,677
Distributions reinvested	–	57
Shares redeemed	(3,400)	(11,331)
Increase in shares outstanding	11,903	11,403

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Large-Cap Core Growth Fund
June 30, 2014 (Unaudited)

T. Rowe Price Institutional Equity Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Large-Cap Core Growth Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on September 30, 2003. The fund seeks to provide long-term capital growth through investments in the common stocks of large-cap growth companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $4,000 for the six months ended June 30, 2014.

In-Kind Subscriptions Under certain circumstances, and when considered to be in the best interest of the fund, the fund may accept portfolio securities rather than cash as payment for the purchase of fund shares (in-kind subscription). For financial reporting and tax purposes, the cost basis of contributed securities is equal to the market value of the securities on the date of contribution. In-kind subscriptions result in no gain or loss and no tax consequences for the fund. During the six months ended June 30, 2014, the fund accepted $74,164,000 of in-kind subscriptions, all of which were from other T. Rowe Price funds.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2014:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2014.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. It receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2014, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $458,188,000 and $178,546,000, respectively, for the six months ended June 30, 2014.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. As of December 31, 2013, the fund had $19,411,000 of available capital loss carryforwards, which expire as follows: $8,738,000 in fiscal 2016, $9,398,000 in fiscal 2017, and $1,275,000 in fiscal 2018. Further, $13,602,000 of the fund’s available capital loss carryforwards are subject to certain limitations on amount or timing of use related to an ownership change.

At June 30, 2014, the cost of investments for federal income tax purposes was $922,437,000. Net unrealized gain aggregated $338,691,000 at period-end, of which $344,132,000 related to appreciated investments and $5,441,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.55% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The fund is also subject to a contractual expense limitation through April 30, 2015. During the limitation period, Price Associates is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.65%. The fund is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent its net assets grow or expenses decline sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a reimbursement or waiver or, in any case, later than April 30, 2017. For the six months ended June 30, 2014, the fund operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended June 30, 2014, expenses incurred pursuant to these service agreements were $47,000 for Price Associates and $2,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On April 30, 2014, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The April meeting followed a telephonic meeting held on March 4, 2014, during which the Board reviewed information and discussed the continuation of the Advisory Contract. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. While the Board did not review information regarding profits realized from managing the fund in particular because the fund had not achieved sufficient scale to produce meaningful profit margin percentages, the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the funds.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services based on the fund’s average daily net assets, and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to be appropriate.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was at or below the median for comparable funds and the fund’s total expense ratio was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Equity Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 18, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 18, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 18, 2014